UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934  (Amendment No. __)

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☐	Soliciting Material Pursuant to §240.14a-12

BAIRD FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BAIRD FUNDS, INC.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Baird LargeCap Fund

November __, 2013

Dear Shareholder,

I am writing to inform you of the upcoming special meeting of shareholders of the Baird LargeCap Fund (the “Fund”), a series of Baird Funds, Inc. (the “Baird Funds”), to vote on important proposals affecting the Fund.  The meeting will be held on December 20, 2013 at 777 East Wisconsin Avenue, 29th Floor, Milwaukee, Wisconsin 53202 at 8:00 a.m. local time.  We are asking shareholders of the Fund to approve a new advisory agreement with Robert W. Baird & Co. Incorporated (the “Advisor”), the investment adviser to the Fund, and a new subadvisory agreement between the Advisor and Baird Kailash Group, LLC, the proposed subadvisor to the Fund.  Shareholders are also being asked to approve an amendment to the Fund’s investment objective.

As discussed in more detail in the enclosed proxy statement, the Board of the Directors of the Baird Funds has determined that it would be in the best interest of the Fund and its shareholders to retain Baird Kailash Group, LLC as the Fund’s subadvisor.  In order to retain a subadvisor for the Fund, the Board of Directors also approved a new advisory agreement which permits the Advisor to delegate its duties to Baird Kailash Group, LLC, subject to oversight by the Advisor.  The Fund’s investment objective is proposed to be amended to delete income as a secondary consideration.

The proxy statement itself provides greater detail about the proposals.  The Board of Directors recommends that you read the enclosed materials carefully and vote in favor of each proposal.

You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the meeting:

•

Mail:  Complete and return the enclosed proxy card.

•

Internet:  Access the website shown on your proxy card and follow the online instructions.

•

Telephone (automated service):  Call the toll-free number shown on your proxy card and follow the recorded instructions.

•

In person:  Attend the special shareholder meeting on December 20, 2013.

Thank you for your response and for your continued investment in the Fund.

Sincerely,

Mary Ellen Stanek

President, Baird Funds, Inc.

BAIRD FUNDS, INC.

BAIRD LARGECAP FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders of Baird LargeCap Fund, a series of Baird Funds, Inc. (the “Company”) will be held on December 20, 2013 at the Company’s principal offices located at 777 East Wisconsin Avenue, 29th Floor, Milwaukee, Wisconsin 53202 at 8:00 a.m. local time.

The meeting is being held so that shareholders can consider the following proposals and transact such other business as may be properly brought before the meeting (and any adjournments or postponements thereof):

1.

To approve a new investment advisory agreement between the Company, on behalf of the Fund, and Robert W. Baird & Co. Incorporated (the “Advisor”).

2.

To approve a new subadvisory agreement between the Advisor and Baird Kailash Group, LLC, the proposed new subadvisor to the Fund.

3.

To approve an amendment to the Fund’s investment objective.

The Board of Directors of the Company unanimously recommends that you vote in favor of the proposals.

Shareholders of record of the Fund at the close of business on the record date, October 25, 2013, are entitled to notice of and to vote at the meeting and any adjournment(s) or postponements thereof.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY OR PROXY VOTE BY TOLL-FREE

TELEPHONE OR INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS NOTED ON

THE ENCLOSED PROXY CARD

As a shareholder of the Company, you are asked to attend the special meeting either in person or by proxy.  To obtain directions to attend the meeting, please call 1-866-44BAIRD.  If you are unable to attend the special meeting in person, we urge you to vote by proxy.  You can do this in one of three ways by:  (1) completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number or (3) using the Internet.  Your prompt voting by proxy will help assure a quorum at the special meeting and avoid additional expenses associated with further solicitation.  Voting by proxy will not prevent you from voting your shares in person at the special meeting.  You may revoke your proxy before it is exercised at the special meeting by submitting to the Secretary of the Company a written notice of revocation or a subsequently signed proxy card.  A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card.

By Order of the Board of Directors,

Charles M. Weber

Secretary of Baird Funds, Inc.

Milwaukee, Wisconsin
November [1], 2013

PROXY STATEMENT

November __, 2013

BAIRD FUNDS, INC.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
1-866-44BAIRD

Baird LargeCap Fund

Relating to a
Special Meeting of Shareholders
to be held on December 20, 2013

Introduction.  This proxy statement is being provided to you in connection with the solicitation of proxies by the Board of Directors of Baird Funds, Inc. (the “Company”) with respect to the special meeting of shareholders of the Baird LargeCap Fund (the “Fund”), a series of the Company.  The special meeting will be held for the purposes set forth in the enclosed notice of special meeting of shareholders.

We anticipate that the notice of special meeting of shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about [November 1], 2013.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on December 20, 2013:

The Notice of Special Meeting, Proxy Statement and Proxy Card
are available at http://____________________

Please read the proxy statement before voting on the proposals.  If you need additional copies of this proxy statement or proxy card, please contact ________________ at ___________________ or in writing at _______________________________________.  Additional copies of this proxy statement will be delivered to you promptly upon request.  To obtain directions to attend the meeting, please call ______________________________.

Record Date/Shareholders Entitled to Vote.  If you owned shares of the Fund as of the close of business on October 25, 2013 (the “Record Date”), then you are entitled to vote at the special meeting (or any adjournments thereof).  You will be entitled to one vote per full share (and a fractional vote per fractional share) for each share you own on the Record Date.

BACKGROUND TO PROPOSALS

Robert W. Baird & Co. Incorporated (the “Advisor”), the Fund’s investment adviser, recommended to the Board of Directors of the Company (the “Board”) that a subadvisor be retained to manage the Fund based on a variety of factors, including, but not limited to, the Fund’s performance relative to its benchmark indices, the Fund’s current asset size and the Advisor’s belief that a subadvisor may be able to generate better shareholder returns.  The Advisor has managed the Fund without delegation to a subadvisor since the Fund’s inception in 2000.  The Advisor believes that the Fund will benefit from the retention of Baird Kailash Group, LLC (“Baird Kailash”), an affiliate of the Advisor, as subadvisor to the Fund.  The Board believes that the retention of Baird Kailash as subadvisor will allow the Fund to pursue an investment strategy that could result in enhanced returns to shareholders without any change to the Fund’s fees or focus on large-cap companies.

Baird Kailash expects to use quantitative and fundamental investment methodologies to identify securities that are out favor in the market place but are expected to experience favorable risk-adjusted returns.  Because the current investment advisory agreement between the Company and the Advisor does not permit the Advisor to delegate its duties to a subadvisor, shareholders are also being asked to approve a new investment advisory agreement pursuant to which the Advisor may retain Baird Kailash as subadvisor to manage the Fund’s portfolio, subject to the Advisor’s supervision.  Shareholders are also being asked to approve a new subadvisory agreement between the Advisor and Baird Kailash on behalf of the Fund and an amendment to the Fund’s investment objective.

At a special meeting held on October 14, 2013, the Board, including a majority of the “disinterested” directors (the “Independent Directors”) as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the new advisory and subadvisory agreements and the amendment to the Fund’s investment objective, subject to shareholder approval.  The Board also approved the termination of the existing advisory agreement between the Company and the Advisor with respect to the Fund, subject to shareholder approval of the new advisory and subadvisory agreements.

PROPOSAL 1:  APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT
BETWEEN THE COMPANY AND THE ADVISOR

Shareholders are being asked to approve a new investment advisory agreement between the Company, on behalf of the Fund, and the Advisor.  Under the new advisory agreement, the Advisor will provide services to the Fund equivalent to the services provided under the prior advisory agreement and will receive an annual advisory fee identical to the fee in effect under the prior advisory agreement.  However, unlike under the prior advisory agreement, the new advisory agreement provides that the Advisor may delegate any or all of its duties to one or more subadvisors.  The Board, including a majority of the Independent Directors, has approved the new advisory agreement between the Company, on behalf of the Fund, and the Advisor and has approved submitting the new advisory agreement to shareholders for approval.

The remainder of this section provides more detail about the prior advisory agreement, the new advisory agreement, the Advisor, additional information on Board considerations specific to the new advisory agreement and concludes with the recommendations of the Board.

Prior Advisory Agreement

The Advisor has served as the investment adviser to the Fund pursuant to the prior investment advisory agreement between the Company and the Advisor dated September 29, 2000 (the “Prior Advisory Agreement”).  The Prior Advisory Agreement was most recently approved by the Company’s sole shareholder on September 14, 2000.  The Board most recently approved the continuation of the Prior Advisory Agreement on behalf of the Fund on August 21, 2013 as part of its annual review process.

New Advisory Agreement

It is proposed that the Company will enter into the new investment advisory agreement with the Advisor with respect to the Fund (the “New Advisory Agreement”) to become effective on or about December 23, 2013, subject to shareholder approval of the New Advisory Agreement and the subadvisory agreement with Baird Kailash.  In accordance with the 1940 Act, the New Advisory Agreement requires the approval of (1) the Board, including a majority of the Independent Directors, and (2) the shareholders of the Fund.

The terms of the New Advisory Agreement are similar to those of the Prior Advisory Agreement for the Fund, except for the date of effectiveness, the initial term and the delegation to subadvisors, as discussed below.  There is no change in the advisory fee rate payable by the Fund.  If approved by shareholders of the Fund, the New Advisory Agreement will be effective on or about December 23, 2013 and will have an initial term ending, with respect to the Fund, two years after the effective date.  The New Advisory Agreement will continue in effect from year to year thereafter if its continuance is approved, on behalf of the Fund, at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

Based on the considerations described below under “Board Considerations,” the Board, including all of the Independent Directors, unanimously approved the New Advisory Agreement for the Fund.

Summary of Prior Advisory Agreement and New Advisory Agreement

Except as described below, there are no material differences between the terms of the New Advisory Agreement and the terms of the Prior Advisory Agreement.  The advisory fee rate of 0.65% is identical to the fee rate paid by the Fund under the Prior Advisory Agreement.  The form of the New Advisory Agreement is attached as Annex A, and the description of the New Advisory Agreement is qualified in its entirety by reference to Annex A.

Advisory Duties.  Under the Prior Advisory Agreement and the New Advisory Agreement, the Advisor manages the investment and reinvestment of assets for the Fund in accordance with the Fund’s investment objectives, policies and limitations, subject to the supervision of the Board.  Under both agreements, officers of the Advisor are required to attend meetings and provide reports to keep the directors and officers of the Company fully informed about the Fund’s investments and the Advisor’s investment recommendations.  While the New Advisory Agreement will initially only apply to the Fund, like the Prior Advisory Agreement, additional series of the Company may be added to the agreement from time to time.

Delegation Authority.  The Prior Advisory Agreement did not authorize the Advisor to retain subadvisors to assist it in carrying out its duties under the Prior Advisory Agreement.  Under the New Advisory Agreement, the Advisor is authorized to enter into agreements with one or more subadvisors that are registered as investment advisers under the Investment Advisers Act of 1940, including affiliates of the Advisor, subject to the Advisor’s supervision.  The New Advisory Agreement provides that the Advisor may hire, upon Board approval but without shareholder approval, and terminate subadvisors for the Fund pursuant to a “manager of managers” structure, if such structure has been approved by shareholders of the Fund.  While the Company does not currently have a manager of managers structure and does not intend to implement such a structure for the Fund, this provision would allow the use of a manager of managers structure under the New Advisory Agreement without re-submitting the New Advisory Agreement for shareholder approval.  The New Advisory Agreement also provides that the Advisor may at any time terminate any subadvisor (including Baird Kailash) and reassume the responsibilities assigned to such subadvisor without obtaining approval of the shareholders of the Fund, subject to approval of the Board.

Brokerage.  Both the Prior Advisory Agreement and the New Advisory Agreement authorize the Advisor to place Fund transactions with brokers and dealers who render satisfactory execution service at favorable prices and reasonable commission rates, subject to any policies or guidelines established by the Board.  Both agreements provide that the Advisor will seek best execution of securities transactions and in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended.  Under both agreements, the Advisor may pay a broker or a dealer a commission in excess of the amount of commission another broker or dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage and research services provided.

Expenses.  Both the Prior Advisory Agreement and the New Advisory Agreement provide that the Advisor shall be responsible for expenses incurred in the performance of its responsibilities under the agreement, as well as expenses related to the rental and maintenance of the principal offices of the Company and the compensation, fees and related expenses of the Company’s officers and directors, except for the Independent Directors.  Both agreements provide that the Advisor has no obligation to pay or reimburse the Company for any expenses not specifically assumed by the Advisor and that the Fund pays all Fund expenses, such as the advisory fee, fees for the Independent Directors, fees and expenses of the custodian, transfer agent, registration fees, legal and accounting expenses, brokerage commissions, interest, printing and mailing costs and other expenses.

Compensation.  In return for the services provided by the Advisor, the Fund pays the Advisor an advisory fee at the same rate under both the Prior Advisory Agreement and New Advisory Agreement.  The Fund pays an annual investment advisory fee equal to 0.65% of the Fund’s average daily net assets.  For the fiscal year ended December 31, 2012, the Fund owed the Advisor an advisory fee equal to $154,867 of which the Advisor waived $141,680 under the expense limitation agreement discussed below.

Limitation on Liability.  Both the Prior Advisory Agreement and the New Advisory Agreement provide that the Advisor shall not be liable to the Company, the Fund or to any shareholder for any act or omission in the course of providing services or for any losses that may be sustained from investments, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor’s obligations or duties under the agreement.  The New Advisory Agreement provides that the Advisor shall not be liable for any act or omission of any subadvisor, except for failure to exercise good faith in the employment of the subadvisor and for failure to exercise appropriate supervision.

Term.  The Prior Advisory Agreement was in effect for an initial two-year term and was eligible to be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act.  If the shareholders of the Fund approve the New Advisory Agreement, the New Advisory Agreement with respect to the Fund will be effective on or about December 23, 2013 and have an initial term, with respect to the Fund, ending two years after the effective date.  Thereafter, the New Advisory Agreement for the Fund may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination.  Both the Prior Advisory Agreement and the New Advisory Agreement terminate automatically in the event of assignment, at any time by the shareholders of the Fund or the Board of Directors upon 60 days’ written notice to the Advisor or by the Advisor upon 60 days’ written notice.

Amendments.  Both the Prior Advisory Agreement and the New Advisory Agreement provide that the agreement may be amended by mutual consent, provided that the terms of any amendment are approved by the directors or shareholders of the Fund.

Expense Limitation Agreement

Pursuant to an expense limitation agreement between the Advisor and the Company, on behalf of the Fund, the Advisor has agreed to reduce its investment advisory fee and/or assume expenses for the Fund to the extent necessary to prevent class total annual operating expenses (including interest and fees and expenses incurred by the Fund as a result of its investment in other investment companies but excluding taxes, brokerage commissions and extraordinary expenses), from exceeding 0.75% of the average daily net assets for the Institutional Class and 1.00% for the Institutional Class of the Fund (the “Expense Limit”).  The Expense Limit for each class of the Fund will continue through at least April 30, 2015.

Information about the Advisor

The Advisor was founded in 1919 and has its main office at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.  The Advisor provides investment management services for individuals and institutional clients including pension and profit sharing plans.  The Advisor also serves as the Fund’s principal distributor.  The Advisor is registered as an investment adviser under the Investment Advisers Act of 1940.  As of September 30, 2013, the Advisor had approximately $____ in assets under discretionary management.

The Advisor is owned indirectly by its employees and employees of Baird Kailash through several holding companies.  The Advisor is owned directly by Baird Financial Corporation (“BFC”).  BFC is, in turn, owned by Baird Holding Company (“BHC”).  BHC is owned by Baird Financial Group, Inc. (“BFG”), which is the ultimate parent company of the Advisor.  Employees of the Advisor and employees of Baird Kailash own substantially all of the outstanding stock of BFG, and each of the Fund's officers is a stockholder of BFG. Such officers may be deemed to have an interest in Proposal 1 due to the fact that they own shares in BFG.

The following table sets for the executive officers and directors of the Advisor and, if applicable, their position with the Company.  Each individual’s address is c/o the Advisor, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Name	Position with the Advisor	Position with the Company	Principal Occupation (If Different than Position with Advisor or the Company)
Paul E. Purcell	Chairman, President, CEO, Director	None	None
Jeffry F. Freiburger	Compliance Director	None	None
Russell P. Schwei	Chief Operations Officer	None	None
Patrick S. Lawton	Director	None	None
William W. Mahler	Director	None	None
Michael J. Schroeder	Director	None	None
Mary Ellen Stanek	Director	President	None
Todd S. Nichol	Chief Compliance Officer of Investment Advisor	Chief Compliance Officer	None
Steven Gregory Booth	Director, Chief Operating Officer	None	None
Dominick P. Zarcone	Chief Financial Officer	Treasurer	None
Paul L. Schultz	General Counsel, Secretary	None	None

There were no brokerage commissions paid by the Fund to affiliated brokers of the Advisor for the Fund’s fiscal year ended December 31, 2012.

Board Considerations

The Board reviewed the New Advisory Agreement at a special meeting on October 14, 2013.  The Board was provided with materials relevant to its consideration of the New Advisory Agreement, such as the information about the Advisor’s services under the New Advisory Agreement, including supervision of Baird Kailash as subadvisor to the Fund, updated information to the Advisor’s 15(c) response as provided to the Board at the August 2013 meeting, information about changes to the Funds' compliance program, the Code of Ethics for the Baird Funds and the Advisor and a memorandum provided by the Company’s legal counsel.  The Board reviewed the advisory fee that would be paid by the Fund under the New Agreement, the Expense Limit and comparative fee and expense information provided by an independent third party.  The Board discussed the New Advisory Agreement and information provided by the Advisor with the President of the Company.

The Board also evaluated the New Advisory Agreement in light of the conclusions it reached and information considered in connection with the approval of the Prior Advisory Agreement between the Company and the Advisor with respect to the Fund on August 21, 2013.  The Board also took into account information reviewed periodically throughout the year that was relevant to its consideration of the New Advisory Agreement, including performance, management fee and other expense information and discussions with Fund management.

In considering the New Advisory Agreement, the Board reviewed and analyzed various factors with respect to the Fund that it determined were relevant, including the factors below, and made the following conclusions.  In their deliberations, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services Provided to the Funds

The Board analyzed the nature, extent and quality of the services provided by the Advisor to the Fund, noting that the Advisor has served as the Fund’s investment adviser since its inception in 2000.  The Board noted the Advisor’s long-term relationship with the Company and the services the Advisor provides to the Fund and the other series of the Company.  The Board discussed the fact that the Advisor had chosen the investment strategy to be employed by Baird Kailash as subadvisor and had selected Baird Kailash to make the day-to-day investment decisions for the Fund.  The Board discussed the Advisor’s responsibilities for overseeing Baird Kailash as subadvisor and for monitoring the Fund’s compliance with applicable requirements under the securities laws.  The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Fund was appropriate and that the Fund was likely to benefit from services provided under the New Advisory Agreement.

Investment Performance of the Advisor and the Fund

As part of its annual contract review at the August 21, 2013 regular meeting, the Board reviewed information as of June 30, 2013 regarding the Fund’s performance in comparison to its benchmark index and peer group as determined by Lipper.  At that meeting, the Board noted that the Fund had outperformed the Lipper peer group average and benchmark index for the since inception period but lagged the average and benchmark index for the one-year, five-year and ten-year periods.  The Board also considered the Advisor’s quarterly commentary and discussion of the reasons for the Fund’s underperformance during such periods.  At the October 14 meeting in considering the Fund’s performance, the Board considered the Advisor’s recommendation to employ Baird Kailash as the Fund’s subadvisor.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from the Advisor’s management.

Costs of Services Provided and Profits Realized by the Advisor

The Board examined the Fund’s fee and expense information, noting that the advisory fee under the New Advisory Agreement is identical to the advisory fee under the Prior Advisory Agreement. The Board noted that the Fund’s advisory fee was slightly below the average and median for all mutual funds in its Morningstar category.  As part of its review at the August 21, 2013 meeting, the Board had reviewed and considered management fees charged by the Advisor to other investment advisory clients and found that the investment management fee paid by the Fund was 10 basis points (or 0.10%) less than what the Advisor charges on the first $5 million of a separately managed account.  The Board recognized the extent of the significant additional services provided to the Fund that the Advisor did not provide to its other clients, such as certain administrative services, oversight of the Fund’s other service providers and regulatory compliance.

The Board considered that the Advisor has agreed to continue the contractual expense limitation for the Fund through at least April 30, 2015.  The Board examined the Fund’s total expense ratio relative to all other mutual funds in its Morningstar category.  The Board noted that the Fund’s total expense ratio (both for its Institutional and Investor Class shares), after fee waivers and expense reimbursements by the Advisor, was not only lower than the average and median expense ratios for all funds in its Morningstar category, but in the lowest or second lowest quartile.

As part of its review at the August 21, 2013 meeting, the Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Fund and the profitability to the Advisor of having a relationship with the Fund.  The Board noted that the Advisor had waived significant fees and/or reimbursed expenses for the Fund since inception.  The Board reviewed and considered the general financial condition of the Advisor and determined it to be sound.

The Board noted that under the New Advisory Agreement, the Advisor would be responsible for paying the subadvisory fee to Baird Kailash, although the Advisor's parent company would be entitled to a portion of the subadvisory fee due to its ownership interest in Baird Kailash.  In light of all of the information that it received and considered, the Board concluded that the Fund’s advisory fee and total expense ratio were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies

The Board noted that the Fund’s advisory fee structure does not contain any breakpoint reductions as the Fund grows in size.  However, the Board recognized that the Advisor has been waiving fees and/or reimbursing expenses for the Fund since inception.  The Board also recognized that the advisory fee rates paid by the Fund was designed to be lower than the fees otherwise charged by the Advisor to its separately managed account clients and to be comparable to the second or third breakpoint advisory fee levels paid by other comparable mutual funds.  The directors concluded that the current fee structure of the Fund was reasonable given the Fund’s current asset size.

Benefits Derived from the Relationship with the Fund

The Board noted that the Advisor derives ancillary benefits from its association with the Fund, in the form of research products and services received from unaffiliated broker dealers who execute portfolio trades for the Fund.  However, the Board determined such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision making process.  The Board noted that the Advisor would no longer receive research products and services with respect to trades executed by the Fund if Baird Kailash becomes the Fund’s subadvisor.  Due to BFC’s ownership interest in Baird Kailash, the Board noted that affiliates of the Advisor would benefit from Baird Kailash’s financial performance and would be entitled to a portion of the subadvisory fee.  Because of its affiliation with Baird Kailash, the Advisor may enhance its reputation for equity asset management and increase its advisory fees for serving as investment advisor if Baird Kailash is successful. The Board also considered that Baird Kailash would provide research services to institutional equity clients of the Advisor.  The Board concluded that the other benefits realized by the Advisor from its relationship with the Fund were appropriate.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the New Advisory Agreement, the directors, including all of the Independent Directors, concluded that the approval of the New Advisory Agreement was in the best interest of the Fund and its shareholders.

Based on all of the foregoing, the Board recommends that shareholders of the Fund vote FOR the approval of the New Advisory Agreement.

PROPOSAL 2:  APPROVAL OF THE SUBADVISORY AGREEMENT
BETWEEN THE ADVISOR AND BAIRD KAILASH

Shareholders of the Fund are being asked to approve a new subadvisory agreement (the “Subadvisory Agreement) between the Advisor and Baird Kailash Group, LLC (“Baird Kailash”) with respect to the Fund.  Under the Subadvisory Agreement, Baird Kailash will manage the Fund’s assets in accordance with the Fund’s investment objective and strategies as described in the Fund’s registration statement.  The Board, including a majority of the Independent Directors, has approved the Subadvisory Agreement between the Advisor and Baird Kailash and has approved submitting the Subadvisory Agreement to shareholders of the Fund for approval.

The Advisor believes that the investment strategy to be employed by Baird Kailash provides the opportunity to enhance the Fund’s performance and is consistent with the Fund’s focus on large-cap companies.  Baird Kailash will employ a proprietary mix of quantitative and fundamental processes to evaluate individual stocks and construct the Fund’s portfolio.  Quantitative investment analysis is a method of evaluating securities by analyzing a large amount of data through the use of algorithms or models to generate an investment decision.  Fundamental analysis involves a bottom-up approach to investing through a detailed analysis of specific companies, including their financial statements and financial ratios, management, competitive advantages and markets, in an attempt to determine the value of its stock.  Baird Kailash’s methodologies combine quantitative and fundamental analyses.  Baird Kailash’s investment approach is designed to find undiscovered value by ferreting out atypically high-quality businesses for their level of valuation.  Its processes assess quality across many metrics and then identify stocks that may not be appropriately valued.

The Fund will continue to pursue an investment objective of long-term growth of capital.  However, dividend income will no longer be a secondary consideration, subject to shareholder approval of Proposal 3.  In addition, if shareholders approve the proposals in this proxy statement, the Fund’s benchmark index will change from the Russell 1000® Growth Index to the S&P 500 Index, as further discussed in Proposal 3.

If shareholders approve the retention of Baird Kailash as subadvisor to the Fund, Baird Kailash is expected to begin managing the Fund on or about December 23, 2013.  In connection with Baird Kailash's implementation of the new investment strategy for the Fund, the Advisor expects that certain of the Fund's existing holdings will be sold and replaced by new securities identified by Baird Kailash. During the transition to the new strategy, Baird Kailash may invest a significant amount of the Fund's assets in one or more exchange traded funds ("ETFs") such as, without limitation, the iShares S&P Index Fund or SPDR S&P 500 ETF.  It is possible that the Fund will experience highter portfolio turnover and increased trading costs in the short term until the Fund's portfolio is fully transitioned to the new investment strategy. In addition, shareholders who are not tax exempt may experience tax consequences as the Fund's portfolio is transitioned to the new strategy. The fund will generate capital gains or losses on the sale of its portfolio securities. The amount of capital gain generated could be significant. To the extent not offset by capital loss carryforwards, the Fund may be required to distribute those capital gains to shareholders.

The remainder of this section provides more detail about the Subadvisory Agreement, Baird Kailash, additional information on Board considerations specific to the Subadvisory Agreement and concludes with the recommendations of the Board.

Subadvisory Agreement

It is proposed that the Advisor and Baird Kailash will enter into the Subadvisory Agreement with respect to the Fund to be effective on or about December 23, 2013, subject to shareholder approval of the Subadvisory Agreement and provided shareholders of the Fund have also approved Proposals 1 and 3.  In accordance with the 1940 Act, the Subadvisory Agreement requires the approval of (1) the Board, including a majority of the Independent Directors, and (2) the shareholders of the Fund.

Based on the considerations described below under “Board Considerations,” the Board including all of the Independent Directors, unanimously approved the Subadvisory Agreement for the Fund.

Summary of the Material Terms of the Subadvisory Agreement

As described below in more detail, at a special meeting the Board considered the approval of the Subadvisory Agreement pursuant to which Baird Kailash will act as subadvisor to the Fund.  The form of the Subadvisory Agreement is attached as Annex B, and the description of the Subadvisory Agreement is qualified in its entirety by the reference to Annex B.

Subadvisory Duties.  Under the Subadvisory Agreement, Baird Kailash has the sole and exclusive responsibility for making all of the investment decisions for the Fund, including the purchase, retention and disposition of securities, in accordance with the Fund’s investment objectives, policies and restrictions and subject to the supervision of the Advisor.

Brokerage.  Baird Kailash is authorized to establish accounts on behalf of the Fund and place orders for the purchase and sale of investments with brokers or dealers subject to the supervision of the Board and the Advisor.  In accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, Baird Kailash may cause the Fund to pay a broker or a dealer a commission in excess of the amount of commission another broker or dealer would have charged if Baird Kailash determines in good faith that the commission paid was reasonable in relation to the brokerage and research services provided.

Expenses.  The Subadvisory Agreement provides that Baird Kailash shall bear its own expenses of providing services under the agreement, but that Baird Kailash is not responsible for the cost of investments or the Fund’s or the Advisor’s expenses.  The Subadvisory Agreement provides that Baird Kailash is responsible for the costs relating to any special meeting of directors or shareholders of the Fund convened for the primary benefit of Baird Kailash.

Compensation.  In return for the services provided under the Subadvisory Agreement, the Advisor will Baird Kailash a subadvisory fee of 0.45%, which is computed daily and paid monthly.  The subadvisory fee is paid by the Advisor and thus has no effect on the expenses paid by the Fund.  To the extent the Advisor waives a portion of its advisory fee pursuant to an expense cap/reimbursement agreement between Advisor and the Fund, the subadvisory fee will be calculated on a pro rata basis according to the amount of the net advisory fee retained by Advisor.  If, pursuant to the expense cap/reimbursement agreement the Advisor is required to (i) waive its entire advisory fee or (ii) reimburse Fund expenses, no subadvisory fee will be payable until such time as the Advisor has recovered all reimbursed Fund expenses. As stated above in Proposal 1, the Advisor's parent company is entitled to receive a portion of the subadvisory fee paid to Baird Kailash due to its ownership interest in Baird Kailash.

Limitation on Liability.  The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of the obligations under the agreement on the part of Baird Kailash, Baird Kailash shall not be subject to any liability to the Advisor for any act or omission in the course of, or connected with the rendering of services by Baird Kailash or for any loss suffered by the Advisor, the Company, the Fund or its shareholders in connection with the agreement.  Baird Kailash and the Advisor are subject to indemnity obligations in the event of their respective willful misfeasance, bad faith, negligence or reckless disregard of obligations and duties under the agreement.

Term.  If the shareholders of the Fund approve both the Subadvisory Agreement and the New Advisory Agreement with the Advisor, the Subadvisory Agreement will be effective with respect to the Fund on or about December 23, 2013 and will have an initial term, with respect to the Fund, for two years from the effective date.  Thereafter, the Subadvisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Subadvisory Agreement terminates automatically in the event of assignment and may be terminated at any time by the shareholders of the Fund, the Board of Directors of the Company or by the Advisor upon not more than 60 days’ written notice to Baird Kailash or by Baird Kailash upon not less than 120 days’ written notice to the Advisor, the Company and the Fund.

Amendments.  The Subadvisory Agreement requires any amendments to be approved by the Board, including a majority of the Independent Directors, and if required by the 1940 Act, the shareholders of the Fund.

Information about Baird Kailash Group, LLC

Baird Kailash is a limited liability company located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin. Baird Kailash is in the process of registering as an investment adviser under the Investment Advisers Act of 1940.  All of the voting interests of Baird Kailash are owned by BFC.  BFC also wholly owns the Advisor, and accordingly, Baird Kailash is an affiliate of the Advisor.  BFC is owned by BHC.  BHC is owned by BFG, which is the ultimate parent company of Baird Kailash.  Employees of the Advisor together with the employees of Baird Kailash own substantially all of the outstanding stock of BFG, and each of the Fund's officers is a stockholder of BFG. Such officers may be deemed to have an interest in Proposal 2 due to the fact that they own shares of BFG.  While all of the voting securities of

Baird Kailash are indirectly owned by BFG, Kailash Capital, LLC (“Kailash Capital”), an entity which is affiliated with the Fund’s portfolio manager, has a non-voting, economic interest in Baird Kailash.

Because Baird Kailash is not yet registered with the SEC, as of the date of this proxy statement, it does not have any assets under management.

The quantitative and fundamental methodologies, investment models and other intellectual property involved in Baird Kailash’s proposed management of the Fund is owned by Kailash Capital.  Kailash Capital has granted to the Advisor and Baird Kailash a license to use Kailash Capital’s intellectual property for the purpose of managing the Fund’s assets.  Kailash Capital also provides certain related consulting services to the Advisor and Baird Kailash. In consideration for the license and consulting services, Kailash Capital receives a fee from the Advisor and Baird Kailash.

The following table sets forth the executive officers and managers of Baird Kailash.

Name	Position with the Baird Kailash	Position with the Company	Principal Occupation (If Different than Position with Baird Kailash or the Company)
Reik Read	Co-President	None	Director, Baird Investment Management, a department of the Advisor
Dan Renouard	Co-President	None	Managing Director, Baird Institutional Equity Services, a department of the Advisor
Peter Hammond	Vice President	Vice President	Senior Vice President, the Advisor
Jack Miller	Vice President	None	Director, Equity Operations, a department of the Advisor
Charles Weber	Chief Compliance Officer	Secretary	Managing Director and Senior Associate General Counsel, the Advisor
Dustin Hutter	Treasurer	Assistant Treasurer	Senior Vice President, the Advisor

The address of each of the foregoing persons is 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Portfolio Manager.  Matthew J. Malgari will be primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Malgari is a Senior Portfolio Manager of Baird Kailash, having joined Baird Kailash in October 2013.  From June of 2010 through June of 2013, Mr. Malgari was

Managing Director of Equity Research for Knight Capital where he provided institutional equity clients with small and mid-cap models based on his quantitative and fundamental research. From February 2007 to May 2010, Mr. Malgari was Assistant Fund Manager for the Fidelity Diversified International Fund, an international quantitative fund. From January 2004 through January 2007, Mr. Malgari was an analyst at Fidelity covering international equities in several industries. Mr. Malgari was also an international equity trader at Fidelity from 1997-2003.  Mr. Malgari has an ownership interest in Kailash Capital and has provided significant input and assistance in developing and refining the quantitative investment methodologies and processes to be used by Baird Kailash in managing the Fund.

In addition to acting as subadvisor to the Fund, Baird Kailash expects to advise client separate accounts and private investment funds.

Board Considerations

The Board reviewed the Subadvisory Agreement at a special meeting on October 14, 2013.  The Board was provided with materials relevant to its consideration of the Subadvisory Agreement, a copy of the proposed Subadvisory Agreement, information regarding the process by which the Advisor selected and recommended Baird Kailash as the subadvisor to the Fund, the fees proposed to be paid by the Advisor to Baird Kailash, information regarding Baird Kailash’s investment strategy, personnel, compliance program and operations, information regarding Baird Kailash’s financial condition and other information in response to the 15(c) request sent to Baird Kailash on behalf of the Board of Directors.  The Board discussed the Subadvisory Agreement and the 15(c) response with the representatives of the Advisor and Baird Kailash. The Board also received a presentation from representatives of Baird Kailash regarding the firm's investment strategy, stock selection process and related performance information.

In considering the Subadvisory Agreement, the Board reviewed and analyzed various factors with respect to the Fund that it determined were relevant, including the factors below, and made the following conclusions.  In their deliberations, the Board did not identify any single factor as determinative but considered all factors together.

Nature, Extent and Quality of Services to be Provided by Baird Kailash

The Board considered Baird Kailash’s organization, qualification and background, as well as the qualifications of its personnel; and its expertise in developing and providing quantitative and fundamental investment methodologies to select stocks for the Fund.  The Board considered Baird Kailash’s investment process and research capabilities.  The Board also considered the experience of the investment professionals of Kailash Capital, who would provide the fundamental analysis and quantitative methodologies behind the investment model to be employed by the Fund through a licensing agreement with Baird Kailash. The Board concluded that the nature, extent and quality of the services to be provided by Baird Kailash to the Fund was appropriate and that the Fund was likely to benefit from services provided by Baird Kailash under the Subadvisory Agreement.

Investment Performance of Baird Kailash

The Board reviewed and considered certain back-tested performance data for an investment model similar to the model proposed for the Fund. After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from Baird Kailash’s management.

Costs of Services to be Provided and Profitability

The Board considered the proposed fee payable under the Subadvisory Agreement, noting that the fee would be paid by the Advisor (not the Fund) and therefore would not impact the fees paid by the Fund.  The Board considered that the Fund would be receiving additional investment management expertise from Baird Kailash without any additional fees charged to the Fund.

Economies of Scale and Fee Levels Reflecting Those Economies

Because the subadvisory fee is not paid by the Fund, the Board did not consider whether the fees should reflect any potential economies of scale that might be realized as the Fund assets increase.

Benefits to be Derived from the Relationship with the Fund

The Board noted that under the subadvisory agreement, Baird Kailash is entitled to receive research products and services received from unaffiliated broker dealers who execute portfolio trades for the Fund. The Board noted that Baird Kailash generates its own research and therefore is unlikely to benefit from third-party research. The Board considered that Baird Kailash may benefit from its association with the Fund in terms of name recognition and asset growth in other products managed by Baird Kailash. The Board also noted that Baird Kailash and principals of Baird Kailash's affiliate Kailash Capital, receive fees from Baird for licensing, consulting and research services. The Board concluded that the other benefits to be realized by Baird Kailash from its relationship with the Fund were appropriate.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the Subadvisory Agreement, the directors, including all of the Independent Directors, concluded that the approval of the Subadvisory Agreement was in the best interest of the Fund and its shareholders.

Based on all of the foregoing, the Board recommends that shareholders of the Fund vote FOR the approval of the Subadvisory Agreement.

PROPOSAL 3:  APPROVAL OF THE AMENDMENT
TO THE FUND’S INVESTMENT OBJECTIVE

At the meeting held on October 14, 2013, the Board determined that it would be in the best interests of the Fund and its shareholders to amend the Fund’s investment objective by deleting dividend income as a secondary consideration.  Because the Fund’s investment objective is a fundamental policy, the Board must solicit shareholder approval of any change in that policy.

The Proposal

The Fund’s current investment objective is to provide long-term growth of capital.  Dividend income is a secondary consideration.  The Board has approved, and recommends that shareholders of the Fund approve, changing the Fund’s investment objective to delete dividend income as a secondary consideration.  The Fund will continue to seek long-term growth of capital with Baird Kailash as subadvisor, however, given Baird Kailash’s investment strategy, the Fund will no longer seek dividend income as a secondary consideration.  Rather, in selecting investments for the Fund, Baird Kailash will use a quantitative and fundamental investment process to identify securities that, in its opinion, are out-of-favor in the marketplace but that will experience favorable risk-adjusted returns.  Accordingly, the

Fund will seek long-term growth of capital but not dividend income as part of its investment objective.  Under the investment strategy currently employed by the Advisor in managing the Fund, the Fund emphasized a company’s growth prospects but also considered dividend income as a secondary consideration.

In conjunction with the change in investment objective, the Fund will also change its primary benchmark index from the Russell 1000 Growth Index® to the S&P 500 Index® in order to provide a more meaningful comparison tool.  The S&P 500 Index®, the new benchmark index that is being proposed, is more diversified than the Russell 1000 Growth Index® and more representative of the overall U.S. stock market.  The S&P 500 Index® is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market.

The Subadvisor believes that the proposed change in investment objective and benchmark index will not cause the Fund to experience a material increase in portfolio turnover and related transaction costs. However, as discussed more fully under Proposal 2 above, in connection with Baird Kailash's implementation of the new investment strategy for the Fund, it is possible that the Fund will experience higher portfolio turnover and increased trading costs in the short term until the Fund's portfolio is fully transitioned to the new investment strategy. In addition, shareholders who are not tax exempt may experience tax consequences as the Fund's portfolio is transitioned to the new strategy.

The Board recommends that shareholders of the Fund vote FOR the approval of the amendment to the Fund’s investment objective.

OTHER MATTERS

The Board knows of no other matters that may come before the special meeting, other than the proposals as set forth above.  If any other matter properly comes before the special meeting, the persons named as proxies will vote on the same in their discretion.

OTHER INFORMATION

Shares Outstanding.  As of the Record Date, there were ____ shares of the Fund that were entitled to vote at the special meeting.

Share Ownership Information.  As of the Record Date, the officers and directors of the Company, as a group, owned less than 1% of the Fund’s outstanding shares.  Unless otherwise noted below, as of the Record Date, no persons owned of record or are known by the Corporation to own of record or beneficially more than 5% of any class of the Fund’s outstanding shares.

LargeCap Fund

Name and Address	Class of Shares	Number of Shares	Percent of Class

* The Company believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

The Company believes that Robert W. Baird & Co. Incorporated, as fiduciary, owned a controlling interest in the Fund as of the record date.  Shareholders with a controlling interest could affect the outcome at the special meeting.

Proxies.  Whether you expect to be personally present at the special meeting or not, we encourage you to vote by proxy.  You can do this in one of three ways.  You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling ________; or you may vote by Internet in accordance with the instructions noted on the enclosed proxy card.  Your shares will be voted as you instruct.  If no choice is indicated, your shares will be voted FOR each proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the special meeting.  Any shareholder giving a proxy may revoke it before it is exercised at the special meeting by submitting to the Secretary of the Company a written notice of revocation or a subsequently signed proxy card, or by attending the special meeting and voting in person.  A prior proxy can also be revoked through the website or toll free telephone number listed on the enclosed proxy card.  If not so revoked, the shares represented by the proxy will be cast at the special meeting and any adjournments thereof.  Attendance by a shareholder at the special meeting does not, in itself, revoke a proxy.

Quorum.  A quorum must be present at the meeting for the transaction of business.  Under the Company’s By-Laws, a quorum is defined as the presence, in person or by proxy, of a majority of the issued and outstanding common stock of the Fund entitled to vote at the meeting.  Abstentions and broker non votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote), if any, will be treated as shares present for purposes of determining the quorum but do not represent votes cast for any proposal.

In the event that a quorum is not present at the meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to a later date to permit further solicitation of votes.  Any such adjournment will require the affirmative vote of a majority of shares of the Fund represented at the meeting to be adjourned.  When voting on a proposed adjournment, the persons named as proxies will vote all proxies that they are entitled to vote FOR approval of any proposal in favor of adjournment and will vote all proxies required to be voted AGAINST any such proposal against adjournment.

Required Vote.

All Proposals.  In order for a proposal to be approved with respect to the Fund, it must be approved by the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund.  The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this proxy statement, means:  the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.  Abstentions and broker non-votes will have the effect of a “no” vote on each proposal.  Shares of the Investor Class and Institutional Class will vote together on each proposal as a single class.

Implementation of Proposals.  If all of the proposals are approved, the New Advisory Agreement and the Subadvisory Agreement will become effective on or about December 30, 2013 and the change in the Fund’s investment objective will be implemented as soon as practicable thereafter.  If all of the proposals are not approved by shareholders of the Fund, the Prior Advisory Agreement will remain in effect, the Fund’s investment objective will remain unchanged and the Board of Directors will consider what actions, if any, may be appropriate, including retaining other subadvisors or the liquidation of the Fund.

If Baird Kailash's registration as an investment advisor with the SEC is not approved before the effective date of the Subadvisory Agreement, the Advisor will continue to serve as the Fund's investment advisor under the current advisory agreement using the same investment strategy as currently employed by the Advisor, and the Board of Directors will consider what actions, if any, may be appropriate.

Method and Cost of Proxy Solicitation.  Proxies will be solicited by the Company primarily by mail.  The solicitation may also include telephone, facsimile, Internet or oral communications by certain officers of the Company or officers or employees of the Advisor or Baird Kailash, who will not be paid for these services.  The Advisor will pay the costs of the special meeting and the expenses incurred in connection with the solicitation of proxies.  The Advisor will also reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Funds.  [___________________], has been retained to assist in the tabulation of proxies.

Other Information. As noted above, the Fund’s investment adviser is Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Advisor also serves as principal underwriter and distributor of shares of the Fund.  U.S. Bancorp Fund Services, LLC, 615 Michigan Street, Milwaukee, Wisconsin 53202 (“USBFS”), serves as administrator, transfer agent, dividend disbursing agent, and fund accountant for the Fund.

Copies of the Fund’s most recent annual and semi-annual reports are available without charge upon writing to Baird Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53202-0701, on the Company’s website at www.BairdFunds.com. or by calling, toll-free, 1-866-44BAIRD.

Householding.  The SEC has adopted rules that permit investment companies, such as the Company, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.  This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Fund and its shareholders.

If you participate in householding and unless the Company has received contrary instructions, only one copy of this proxy statement will be mailed to two or more shareholders who share an address.  If you want to receive multiple copies of these materials or request householding in the future, please contact the Company at the address and/or telephone number set forth above.  Individual copies of reports will be sent to you within 30 days after the Company receives your request to stop householding.

OTHER MATTERS

The Board knows of no other matters to be brought before the special meeting.  If such other matters properly come before the meeting, it is the intention of the persons acting pursuant to the enclosed proxy card to vote the shares represented by such proxies in accordance with their best judgment with respect to such matters.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Company is generally not required to hold an annual meeting of shareholders and the Company generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under the 1940 Act.  By observing this policy, the Company seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Fund or the Company hereafter called should send the proposal to the Secretary of the Company at the Company’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.  Also, the submission does not mean that the proposal will be presented at the meeting.  For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Wisconsin law.

By Order of the Board of Directors,

Charles M. Weber

Secretary

Milwaukee, Wisconsin
November __, 2013

Annex A

FORM OF NEW ADVISORY AGREEMENT

BAIRD FUNDS, INC.
INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is entered into as of the 30th day of December, 2013, between Baird Funds, Inc., a Wisconsin corporation (the “Corporation”), and Robert W. Baird & Co. Incorporated, a Wisconsin corporation (the “Advisor”).

W I T N E S S E T H

WHEREAS, the Corporation is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Corporation is authorized to create separate series, each with its own separate investment portfolio (the “Funds”), and the beneficial interest in each such series will be represented by a separate series of shares (the “Shares”).

WHEREAS, the Advisor is a registered investment advisor, engaged in the business of rendering investment advisory services.

WHEREAS, in managing the Corporation’s assets, as well as in the conduct of certain of its affairs, the Corporation seeks the benefit of the Advisor’s services and its assistance in performing certain managerial functions.  The Advisor desires to furnish such services and to perform the functions assigned to it under this Agreement for the consideration provided for herein.

NOW THEREFORE, the parties mutually agree as follows:

1.

APPOINTMENT OF THE ADVISOR.  The Corporation hereby appoints the Advisor as investment advisor for each of the Funds of the Corporation on whose behalf the Corporation executes an Exhibit to this Agreement, and the Advisor, by execution of each such Exhibit, accepts the appointments.  Subject to the direction of the Board of Directors (the “Directors”) of the Corporation, the Advisor shall manage the investment and reinvestment of the assets of each Fund in accordance with the Fund’s investment objective and policies and limitations, for the period and upon the terms herein set forth.  The investment of funds shall also be subject to all applicable restrictions of the Articles of Incorporation and By-Laws of the Corporation as may from time to time be in force.

2.

DELEGATION OF RESPONSIBILITIES.  Subject to the Board’s approval, the Advisor is hereby authorized to delegate all or any of its duties hereunder to one or more subadvisors, including affiliates of the Advisor (each, a “Subadvisor”) who are registered as investment advisers pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”).  The Advisor shall supervise the activities of each Subadvisor and any such delegation shall not relieve the Advisor of any of its duties hereunder.  Each Subadvisor’s employment will be evidenced by a separate written agreement approved by the Directors and, if required under the 1940 Act, by the shareholders of the applicable Fund (unless the Securities and Exchange Commission or its staff has given authorization or issued an interpretation dispensing with the requirement of shareholder approval).  The Advisor also shall have the authority, upon the approval of the Board and subject to applicable provisions of the 1940 Act and the regulations thereunder, to select one or more Subadvisors to provide day-to-day portfolio management with respect to all or a portion of the assets of any of the Funds and to allocate and reallocate the assets of a Fund between and among any Subadvisors so selected pursuant to a “manager of managers” structure.  Under such a structure, the Advisor would have the authority to retain and terminate Subadvisors, engage new Subadvisors and make material revisions to the terms of the subadvisory agreements for a Fund subject to approval of the Board and such other terms and conditions of the SEC exemptive order or rule, but not shareholder approval, provided shareholders of such Fund previously approved the “manager of managers” structure.  The Advisor shall not be liable hereunder for any act or omission of any Subadvisor, except for failure to exercise good faith in the employment of the Subadvisor and for failure to exercise appropriate supervision of such Subadvisor, and as may otherwise be agreed in writing.  The Advisor shall be solely responsible for compensating any Subadvisor for services rendered under any subadvisory agreement.  The Advisor may, from time to time and at any time, terminate any Subadvisor and reassume the responsibilities assigned to such Subadvisor with respect to any Fund without obtaining the approval of the shareholders of the Fund.

3.

EXPENSES PAID BY THE ADVISOR.  In addition to the expenses which the Advisor may incur in the performance of its responsibilities under this Agreement, and the expenses which it may expressly undertake to incur and pay, the Advisor shall incur and pay all reasonable compensation, fees and related expenses of the Corporation’s officers and its Directors, except for such Directors who are not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Advisor, and all expenses related to the rental and maintenance of the principal offices of the Corporation.

4.

INVESTMENT ADVISORY FUNCTIONS.  In its capacity as investment advisor, the Advisor shall have the following responsibilities:

(a)

To furnish continuous advice and recommendations to the Funds, as to the acquisition, holding or disposition of any or all of the securities or other assets which the Funds may own or contemplate acquiring from time to time;

(b)

To cause its officers to attend meetings and furnish oral or written reports, as the Corporation may reasonably require, in order to keep the Directors and appropriate officers of the Corporation fully informed as to the condition of the investments of the Funds, the investment recommendations of the Advisor, and the investment considerations which have given rise to those recommendations; and

(c)

To supervise the purchase and sale of securities or other assets as directed by the appropriate officers of the Corporation.

The services of the Advisor are not to be deemed exclusive and the Advisor shall be free to render similar services to others as long as its services for others does not in any way hinder, preclude or prevent the Advisor from performing its duties and obligations under this Agreement.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Corporation, the Funds, or to any shareholder for any act or omission in

2

the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

5.

OBLIGATIONS OF THE CORPORATION.  The Corporation shall have the following obligations under this Agreement:

(a)

To keep the Advisor continuously and fully informed as to the composition of the Funds’ investments and the nature of all of their respective assets and liabilities;

(b)

To furnish the Advisor with a copy of any financial statement or report prepared for it by certified or independent public accountants, and with copies of any financial statements or reports made to the Funds’ shareholders or to any governmental body or securities exchange;

(c)

To furnish the Advisor with any further materials or information which the Advisor may reasonably request to enable it to perform its functions under this Agreement; and

(d)

To compensate the Advisor for its services in accordance with the provisions of paragraph 6 hereof.

6.

COMPENSATION.  The Corporation will pay the Advisor a fee for its services with respect to each Fund (the “Advisory Fee”) at the annual rate set forth on the Exhibits hereto.  The Advisory Fee shall be accrued each calendar day during the term of this Agreement and the sum of the daily fee accruals shall be paid monthly as soon as practicable following the last day of each month.  The daily fee accruals will be computed by multiplying 1/365 by the annual rate and multiplying the product by the net asset value of the Fund as determined in accordance with the Corporation’s registration statement as of the close of business on the previous day on which the Fund was open for business, or in such other manner as the parties agree.  The Advisor may from time to time and for such periods as it deems appropriate or for such time and to the extent agreed on the Exhibits hereto for a Fund reduce its compensation and/or assume expenses for one or more of the Funds (including initial organization costs); provided, however, that with respect to any expense limitation agreement the Advisor shall be entitled to recoup such amounts for a period of up to three (3) years from the date such amount was reduced or assumed, provided that the expense ratios in such future years are less than the limits specified in the expense limitation agreement in effect as of the date the Advisor waived its fee or assumed expenses and less than the limits in effect in those future years.

7.

EXPENSES PAID BY CORPORATION.

(a)

Except as provided in this paragraph, nothing in this Agreement shall be construed to impose upon the Advisor the obligation to incur, pay or reimburse the Corporation for any expenses not specifically assumed by the Advisor under paragraph 3 above.  Each Fund shall pay or cause to be paid all of its expenses and the Fund’s allocable share of the Corporation’s expenses, including, but not limited to, investment advisor fees; any compensation, fees, or reimbursements which the Corporation pays to its Directors who are not “interested persons” (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Advisor; fees and expenses of the custodian, transfer agent, registrar or dividend disbursing

3

agent; current legal, accounting and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with the execution of Fund transactions; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; and all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of Shares of the Funds, including but not limited to, all costs involved in the registration or qualification of Shares of the Funds for sale in any jurisdiction and all costs involved in preparing, printing and distributing prospectuses and statements of additional information to existing shareholders of the Funds.

(b)

If expenses borne by a Fund in any fiscal year (including the Advisor’s fee, but excluding taxes, interest, brokerage commissions, Rule 12b-1 expenses and similar fees) exceed those set forth in any statutory or regulatory formula applicable to a Fund, the Advisor will reimburse the Fund for any excess.

8.

BROKERAGE COMMISSIONS.  For purposes of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of securities shall be considered a cost of the securities of the Fund and shall be paid by the respective Fund.  The Advisor is authorized and directed to place Fund transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates; provided, however, that the Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of the Advisor.  In placing Fund business with such broker or dealers, the Advisor shall seek the best execution of each transaction, and all such brokerage placement shall be made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and other applicable state and federal laws.  Notwithstanding the foregoing, the Corporation shall retain the right to direct the placement of all Fund transactions, and the Directors may establish policies or guidelines to be followed by the Advisor in placing Fund transactions for the Funds pursuant to the foregoing provisions.

9.

PROPRIETARY RIGHTS.  The Advisor has proprietary rights in each Fund’s name and the Corporation’s name.  The Corporation acknowledges and agrees that the Advisor may withdraw the use of such names from the Funds or the Corporation should it cease to act as the investment advisor to any Fund.

10.

TERMINATION.  This Agreement may be terminated at any time, without penalty, by the Directors of the Corporation or by the shareholders of a Fund acting by the vote of at least a majority of its outstanding “voting securities” (as that phrase is defined in Section 2(a)(42) of the 1940 Act), provided in either case that 60 days’ written notice of termination be given to the Advisor at its principal place of business.  This Agreement may also be terminated by the Advisor at any time by giving 60 days’ written notice of termination to the Corporation, addressed to its principal place of business.

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11.

ASSIGNMENT.  This Agreement shall terminate automatically in the event of any “assignment” (within the meaning of Section 2(a)(4) of the 1940 Act) of this Agreement.

12.

TERM.  This Agreement shall begin for each Fund as of the date of execution of the applicable Exhibit and shall continue in effect with respect to each Fund (and any subsequent Funds added pursuant to an Exhibit during the initial term of this Agreement) for two years from the date of this Agreement and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuation shall be specifically approved at least annually (i) by the vote of a majority of the Directors of the Corporation, including a majority of the Directors who are not parties to this Agreement or “interested persons” of any such party (as defined in the 1940 Act), cast in person at a meeting called for that purpose or (ii) by the vote of a majority of the outstanding “voting securities” (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of each Fund.  If a Fund is added after the first approval by the Directors as described above, this Agreement will be effective as to that Fund upon execution of the applicable Exhibit and will continue in effect until the next annual approval of this Agreement by the Directors and thereafter for successive periods of one year, subject to approval as described above.

13.

AMENDMENTS.  This Agreement may be amended by the mutual consent of the parties, provided that the terms of each such amendment shall be approved by the Directors or by the affirmative vote of a majority of the outstanding “voting securities” (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of each Fund.

14.

GOVERNING LAW.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Wisconsin, provided, however that nothing herein shall be construed in a manner that is inconsistent with the 1940 Act, the Advisers Act, or the rules and regulations promulgated with respect to such respective acts.

This Agreement will become binding on the parties hereto upon their execution of the Exhibits to this Agreement.

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EXHIBIT A
to the
Investment Advisory Agreement

BAIRD LARGECAP FUND

For all services rendered by the Advisor hereunder, the Corporation shall pay the Advisor, on behalf of the above-named Fund, and the Advisor agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.65% of the average daily net assets of the Fund.

The annual investment advisory fee shall be accrued daily at the rate of 1/365th of 0.65% applied to the daily net assets of the Fund. The advisory fee so accrued shall be paid by the Corporation to the Advisor monthly.

Executed as of this ____ day of ____________________, 2013.

THE ADVISOR:

ROBERT W. BAIRD & CO. INCORPORATED

By:

____________________________________

[INSERT NAME AND TITLE]

THE CORPORATION:

BAIRD FUNDS, INC.

By:

_____________________________________

[INSERT NAME AND TITLE]

Annex B

FORM OF SUBADVISORY AGREEMENT

SUBADVISORY AGREEMENT

THIS SUBADVISORY AGREEMENT (the “Agreement”) is entered into as of the 30th day of December, 2013 by and between Robert W. Baird & Co. Incorporated, a Wisconsin corporation (“Advisor”), and Baird Kailash Group, LLC, a limited liability company organized under the laws of Wisconsin (“Subadvisor”).

W I T N E S S E T H

WHEREAS, Baird Funds, Inc., a Wisconsin corporation (the “Corporation”), is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Advisor is a federally registered investment adviser, engaged in the business of rendering investment advisory services;

WHEREAS, pursuant to an Investment Advisory Agreement between the Corporation and the Advisor dated December 30, 2013 (the “Advisory Agreement”), the Corporation has retained Advisor to act as its investment advisor with respect to certain series of the Corporation;

WHEREAS, the Advisory Agreement permits Advisor to delegate certain of its duties to a subadvisor, subject to the requirements of the 1940 Act; and

WHEREAS, Advisor desires to retain Subadvisor as subadvisor with respect to the Corporation’s series named on an Exhibit to this Agreement (each, a “Fund” and collectively, the “Funds”).

NOW, THEREFORE, Advisor and Subadvisor mutually agree as follows:

1.

Appointment of the Subadvisor.  Advisor hereby appoints Subadvisor as subadvisor for the Funds, and Subadvisor agrees to accept such appointment.  Subject to the direction of the Board of Directors of the Corporation (the “Board”) and the supervision of Advisor, Subadvisor shall manage the investment and reinvestment of the assets of the Funds in accordance with each Fund’s investment objective and policies and limitations, for the period and upon the terms herein set forth.  The investment of funds shall also be subject to all applicable restrictions of the Articles of Incorporation and By-Laws of the Corporation as may from time to time be in force.

2.

Duties of Subadvisor.

(a)

Investments.  Subject to the 1940 Act, the directions of Advisor and the Board, the investment objective, policies and restrictions of each Fund as set forth in the Corporation’s current registration statement on Form N-1A and the compliance policies and procedures of such Fund, Subadvisor shall have the sole and exclusive responsibility for making all investment decisions for each Fund, including the purchase, retention, monitoring and disposition of investments (the “Investments”) on behalf of the Fund.  In providing these services, Subadvisor will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Investments.  Advisor will provide Subadvisor with reasonable assistance in connection with Subadvisor’s activities under this Agreement, including without limitation, providing such information concerning each Fund, its daily funds available for investment and general affairs of the Corporation as Subadvisor may request.

(b)

Allocation of Brokerage.  Subject to the supervision of Advisor and the Board, Subadvisor is authorized and directed to establish and maintain accounts on behalf of the Funds, place orders for the purchase and sale of Investments with or through such persons, brokers or dealers as Subadvisor may elect, and negotiate commissions to be paid on such transactions.  In selecting brokers or dealers and placing orders, Subadvisor will seek to obtain the most favorable combination of price and execution available (considering all factors it deems relevant under the circumstances, including price, size of transaction, nature of the market for the security, amount of commission, if any, timing, reputation of broker or dealer and other factors), except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as provided below.

Subadvisor may cause each Fund to pay a broker that provides brokerage and research services to the Subadvisor a commission in excess of the commission that another broker would have charged for effecting that transaction provided:  (i) Subadvisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker in the terms of the particular transaction; (ii) such commission is paid in material compliance with all applicable state and federal laws, including Section 28(e) of the Securities Exchange Act of 1934, as amended, and in accordance with this Agreement; and (iii) in the opinion of the Subadvisor, the total commissions paid by each Fund will be reasonable in relation to the services received.  Subadvisor shall provide such information regarding any such “soft dollar” arrangements that the Subadvisor maintains with respect to each Fund as may be requested from time to time by each Fund and Advisor.

To the extent not prohibited by applicable law, Subadvisor may aggregate the securities to be sold or purchased to seek to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of these securities and the expenses incurred in the transaction will be made by Subadvisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and its other clients.

(c)

Affiliated Transactions.  Subadvisor and any of its affiliated persons will not purchase securities or other instruments from or sell securities or other instruments to any Fund; provided, however, Subadvisor may purchase securities or other instruments from or sell securities or other instruments to a Fund if such transaction is permissible under applicable law and the Fund’s procedures or in accordance with an exemptive order and (ii) approved in advance by Advisor.  In the event of any such transaction, the transaction shall be reported to the Board on a quarterly basis.

(d)

Books and Records.  Subadvisor will maintain all books and records required to be maintained pursuant to the 1940 Act with respect to its management of the Funds, including without limitation, a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions, and will furnish to Advisor or to a Fund in a timely manner copies of all such books and records upon written request.  Subadvisor will also preserve such books and records for the periods prescribed in Rule 31a-2 under the

2

1940 Act.  All books and records shall remain the sole property of the Corporation and shall be promptly surrendered to the Corporation upon request, provided that Subadvisor may retain a copy of the books and records.  Upon reasonable request during any business day, all books and records maintained by Subadvisor under this Agreement will be promptly made available to the Corporation or Advisor.

(e)

Information Provided by Subadvisor.  As Advisor or the Board may reasonably request, Subadvisor will furnish reports on portfolio transactions and reports on Investments held in the portfolio in such detail as the requesting party may reasonably request.  Subadvisor will prepare, subject to review by Advisor, a letter to shareholders to be included in each Fund’s semi-annual reports.  As mutually agreed upon by the parties to this Agreement, Subadvisor also will provide the Funds and Advisor quarterly economic and investment analyses and reports or other investment services normally available to Subadvisor’s other clients.  Upon reasonable advance notice, Subadvisor will make its officers and employees available to meet with Advisor and the Board at the Corporation’s principal place of business or another mutually agreed location to review the Investments of the Funds.  Subadvisor will promptly inform the Corporation and Advisor of material changes in investment strategy, tactics or key personnel.  Subadvisor will provide reasonable prior notice of any changes to Subadvisor’s ownership.  Subadvisor also will provide information to the Advisor to assist the Advisor in ensuring the Funds’ compliance with the Internal Revenue Code of 1986, the 1940 Act, the Securities Act of 1933, as amended (the “1933 Act”), and any state securities law, rule or regulation.

(f)

Custody Arrangements.  Subadvisor acknowledges receipt of a Custody Agreement for each Fund and, to the extent within its control, will comply in all material respects with the provisions of that agreement that relate to the Subadvisor’s duties hereunder.  On each business day, Subadvisor will provide each Fund’s custodian with information relating to all transactions concerning each Fund’s assets as Advisor or the custodian reasonably requests.

(g)

Voting of Proxies.  Subadvisor shall be responsible for voting proxies with respect to securities held by each Fund in accordance with each Fund’s proxy voting policy as adopted by the Board.  Subadvisor shall provide the Corporation, in a timely manner, the proxy voting records of each Fund as required by Form N-PX and such other information regarding proxy voting as may reasonably be requested by the Fund’s Board of Directors or Advisor.

(h)

Agent.  Subject to any other written instructions of Advisor, the Corporation or the Funds, Subadvisor is hereby appointed as Advisor’s, the Corporation’s and the Funds’ agent and attorney-in-fact for the limited purpose of executing account documentation, agreements, contracts and other documents as Subadvisor is requested by brokers, dealers, counterparties and other persons in connection with its management of the Investments; provided, however, that any such documentation that the Subadvisor shall execute shall comply in all material respects with all laws, rules and regulations applicable to the business of the Corporation, including but not limited to the 1940 Act and the rules and regulations thereunder.  Subadvisor shall provide Advisor and the Corporation with copies of any documents executed on behalf of the Corporation hereunder as soon as possible after the execution of any such documents.

3

(i)

Compliance with Applicable Law and Governing Documents.  With respect to all matters relating to its performance under this Agreement, Subadvisor and its directors, officers, partners and employees will act in accordance in all material respects with applicable law and with the Corporation’s governing instruments and regulatory filings, including the Corporation’s Articles of Incorporation, By-Laws, currently effective Registration Statement under the 1940 Act and the 1933 Act, Notice of Eligibility under Rule 4.5 of the Commodity Exchange Act (the “CEA”) and compliance policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act and the Funds’ Prospectuses, policies and procedures, copies of which Advisor has provided to Subadvisor prior to the date hereof, (collectively, “Governing Instruments and Regulatory Filings”) and any reasonable instructions or directions of the Corporation, the Board or Advisor provided in writing.  Advisor will promptly provide Subadvisor with any material amendments, supplements or other changes to the Governing Instruments and Regulatory Filings, and upon receipt, Subadvisor will act in accordance with such amendments, supplements or other changes.

(j)

Corporation’s Name; Advisor’s Name.  Subadvisor will have no rights relating to the Corporation’s name, a Fund’s name or in the name “Baird” as it is used in connection with investment products, services or otherwise, and Subadvisor will make no use of such names without the express written consent of the Corporation, such Fund or Advisor, as the case may be; provided that notwithstanding anything in this Agreement, Subadvisor shall be entitled to use a Fund’s name and the name “Baird” in Form ADV or any other document required to be filed with any governmental agency or self-regulatory organization and in marketing materials for the limited purpose of indicating that Subadvisor is the subadvisor to the Fund.  Subadvisor may use a Fund’s name and “Baird” in marketing materials for other purposes subject to prior review and approval by Advisor.

(k)

Personal Securities Transactions.  Subadvisor will comply in all material respects with Rule 17j-l under the 1940 Act and Rule 204A-1 of the Advisers Act.  Upon reasonable request during any business day, Subadvisor will promptly make available to Advisor or any Fund any reports concerning the Fund required to be made by Subadvisor pursuant to Rule 17j-1 under the 1940 Act.  Subadvisor shall promptly inform Advisor and the Funds of any violations of Rule 204A-1 of the Advisers Act required to be reported under subsection (a)(4) of that Rule.

(l)

Fair Valuation.  In accordance with the valuation procedures adopted by the Board, as amended from time to time, Subadvisor shall provide appropriate assistance with fair valuation of those securities in which it invests a Fund’s assets for which readily available market prices are unavailable.

(m)

Regulatory Filings.  Subadvisor will provide a back-up certification to Advisor in a form reasonably satisfactory to each party relating to the Corporation’s periodic reports on Form N-CSR and Form N-Q with respect to matters of which Subadvisor has firsthand knowledge.  The Subadvisor shall provide any necessary documentation and/or certification required by any other regulatory filing applicable to a Fund, including, without limitation, Form N-PX.

4

(n)

Compliance Oversight.  Subadvisor agrees to cooperate with periodic reviews of Subadvisor’s compliance program by the Funds’ compliance personnel in performance of their responsibilities under Rule 38a-1 of the 1940 Act.  Subadvisor agrees to provide to the Funds copies of its compliance program and such additional information and certifications as may reasonably be requested by the Funds’ compliance personnel.  Subadvisor agrees to promptly notify the Advisor of any material compliance violations which affect the Funds.

(o)

Section 15(c) Request for Information.  Subadvisor shall provide such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in connection with its annual consideration of this Agreement.

3.

Services Exclusive; Non-Solicitation.

(a)

Except as consented to by Advisor in writing, during the term of this Agreement and for a period of one year thereafter, Subadvisor (and its successors) and any person or entity controlled by Subadvisor will not directly or indirectly, or cause its employees to, act as investment advisor or subadvisor or render investment advice to or sponsor, promote or distribute any mutual fund, closed-end fund, unit investment trust or other investment company (or any series or portfolio thereof) registered under the 1940 Act other than the Funds.

(b)

Except as consented to by Advisor in writing, during the term of this Agreement and for a period of two years thereafter, Subadvisor (and its successors) and any person or entity controlled by Subadvisor will not directly or indirectly, or cause its employees to, knowingly solicit any investors in the Funds for the purpose of providing investment advice to such investors (other than through the Funds) for a fee or other form of compensation.

4.

Duties of Advisor.  Advisor will continue to be responsible for all services to be provided to the Funds pursuant to the Advisory Agreement, and shall oversee and review Subadvisor’s performance under this Agreement.

5.

Independent Contractor.  Subadvisor will be an independent contractor in performing its duties under this Agreement and unless otherwise expressly provided herein or otherwise authorized in writing, will have no authority to act for or represent the Corporation, the Funds or Advisor in any way or otherwise be deemed an agent of the Corporation, the Funds or Advisor.

6.

Compensation.

(a)

Advisor will pay Subadvisor a fee (the “Subadvisory Fee”) for its services to each Fund at an annual rate set forth on the Exhibit relating to such Fund.

(b)

The Subadvisory Fee shall be computed daily and shall be paid monthly to the Subadvisor on or before the last business day of the next succeeding calendar month.  Along with each such monthly payment the Advisor shall provide the Subadvisor with a schedule showing the manner in which such fee was computed.

(c)

If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the

5

beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

7.

Expenses.  Subadvisor shall bear its own expenses incurred by it in connection with its services under this Agreement other than the cost of Investments (including brokerage commissions and other transaction charges, if any, on such investments) purchased or sold by the Funds.  In addition, Subadvisor will, from time to time at its sole expense, employ such persons as it reasonably believes to be qualified to assist it in the execution of its duties hereunder.  In addition, Subadvisor shall pay the expenses relating to costs of any special meeting of directors or shareholders of a Fund convened for the primary benefit of the Subadvisor.  Except to the extent provided in this Section 7, Subadvisor shall not be responsible for the Funds’ or the Advisor’s expenses, including, but not limited to, the following:  (a) charges and expenses for determining a Fund’s net asset value and the maintenance of a Fund’s books and records and related overhead; (b) the charges and expenses of a Fund’s lawyers and auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and/or administrator appointed by the Funds; (d) brokers’ commissions, and issue and transfer taxes chargeable to the Funds in connection with securities transactions to which a Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by a Fund to federal, state or other government agencies; (f) fees and expenses required to be paid for registration with the Securities and Exchange Commission (the “SEC”), or any fees and expenses required to be paid for the sale of a Fund’s shares in any state; (g) expenses related to shareholders’ and directors’ meetings (except in relation to any meetings convened for the primary benefit of Subadvisor as set forth above), and the preparation, printing and distribution of prospectuses, proxy statements, reports to shareholders and other sales literature of the Funds; (h) distribution fees payable pursuant to Rule 12b-1 under the 1940 Act; and (i) compensation payable to the Funds’ directors.

8.

Sales Literature.  Advisor and Subadvisor acknowledge that advertising and sales literature relating to investment companies (such as the Corporation) are subject to strict regulatory oversight.  Subadvisor agrees to submit any proposed advertising, marketing material or other sales literature for a Fund (or any other portfolio of the Corporation) for itself or its affiliates to the Funds’ distributor for review and filing with the appropriate regulatory authorities prior to the release of any such material; provided, however, that Subadvisor shall not be obligated to produce any advertising or sales literature for the Funds.

9.

Representations and Warranties of Subadvisor.  Subadvisor represents and warrants to Advisor, the Corporation, and each Fund as follows:

(a)

Subadvisor:  (i) is registered as an investment adviser under the Advisers Act; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order the perform the services contemplated by this Agreement; and (iv) has the authority to enter into and perform the services contemplated by this Agreement.

6

(b)

Neither Subadvisor nor any officer, director, partner or employee of Subadvisor is subject to any event set forth in Section 9 of the 1940 Act that would disqualify Subadvisor from acting as an investment adviser to an investment company under the 1940 Act.  Subadvisor will promptly notify Advisor of the occurrence of any event that would disqualify the Subadvisor from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(c)

Subadvisor will not engage in any transactions subject to the CEA on behalf of a Fund prior to Subadvisor filing a notice of exemption under the CEA with the Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association or becoming otherwise qualified to act as a commodity trading advisor or community pool operator, as applicable, under the CEA.

(d)

Subadvisor is a limited liability company duly organized and validly existing under the laws of Wisconsin with the power to carry on its business as it is now being conducted.

(e)

The execution, delivery and performance by Subadvisor of this Agreement are within its powers and have been duly authorized by all necessary action, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement, and the execution, delivery and performance by Subadvisor of this Agreement do not contravene or constitute a default under any provision of applicable law, rule or regulation, Subadvisor governing instruments or any agreement, judgment, injunction, order, decree or other instrument binding upon Subadvisor.

(f)

This Agreement is a valid and binding agreement of Subadvisor.

(g)

Subadvisor has provided its current Form ADV, client brochure and applicable brochure supplements (collectively, the “Form ADV”) to Advisor (and will promptly provide to Advisor all amendments thereto), and each Form ADV provided to Advisor is and will be a true and complete copy of Subadvisor’s Form ADV and, to the best of Subadvisor’s knowledge and belief, the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(h)

Subadvisor has provided its Code of Ethics complying with Rule 204A-1 of the Advisers Act and Rule 17j-1(c) of the 1940 Act to Advisor along with the certification required by Rule 17j-1(c)(1)(ii) under the 1940 Act.  In accordance with Rule 17j-1, the Subadvisor will submit any material changes to such Code of Ethics to the Board for approval no later than six months after its adoption of the material changes.  During the term of this Agreement, Subadvisor will annually certify to the Board that it has adopted procedures reasonably necessary to prevent persons subject to such Code from violating the Code of Ethics, and will describe in a written report any issues arising under the Code regarding material violations of the Code and sanctions imposed in response thereto.

(i)

Subadvisor has adopted, maintains and implements written compliance policies and procedures as required by Rule 206(4)-7 of the Advisers Act, including written

7

policies and procedures with regard to the protection of customer records and information, as required by Regulation S-P.  Subadvisor will provide Advisor with a summary of its policies and procedures and, upon reasonable request by Advisor, shall either (i) certify that Subadvisor has complied in all material respects with such policies and procedures or (ii) provide a written report to Advisor describing any material violations of such policies and procedures;

(j)

Subadvisor has adopted proxy voting policies which comply in all material respects with the requirements of the 1940 Act.

(k)

Subadvisor shall exercise sole investment discretion over the Funds for purposes of all applicable filing requirements under the 1934 Act, including without limitation Sections 13(d), (g) and (f), and shall file all such documents with the SEC; and

(l)

Subadvisor will deliver to Advisor and the Funds copies of any material amendments, supplements or updates to any of the information provided to Advisor promptly after becoming available.

10.

Representations and Warranties of Advisor.  Advisor represents and warrants to Subadvisor, as follows:

(a)

Advisor is registered as an investment advisor under the Advisers Act.

(b)

Advisor is a corporation duly organized and validly existing under the laws of Wisconsin with the power to carry on its business as it is now being conducted.

(c)

The execution, delivery and performance by Advisor of this Agreement are within its powers and have been duly authorized by all necessary action, and Advisor has caused to be taken all necessary action under the Advisory Agreement and the 1940 Act to authorize the appointment of Subadvisor under this Agreement, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement;

(d)

This Agreement is a valid and binding agreement of Advisor and the Corporation on behalf of each Fund.

(e)

Advisor has provided to Subadvisor the Corporation’s current Registration Statement on Form N-1A relating to the Funds, and agrees to promptly provide Subadvisor with all supplements or amendments thereto relating to the Funds and to advise Subadvisor promptly in writing of any changes in a Fund’s investment policies or restrictions.

11.

Survival of Representations and Warranties.  All representations and warranties made by the parties pursuant to Sections 9 and 10 will survive for the duration of this Agreement, and each party will immediately notify the other party in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

8

12.

Liability and Indemnification.

(a)

Liability.  In the absence of willful misfeasance, bad faith, negligence, or reckless disregard on the part of Subadvisor of its duties or obligations under this Agreement, Subadvisor shall not be subject to any liability to Advisor for any act or omission in the course of, or in connection with, rendering services hereunder or for any loss suffered by Advisor, the Corporation, a Fund (including losses that may be sustained in the purchase, holding or sale of Investments), or its shareholders in connection with matters to which this Agreement relates.  In the absence of willful misfeasance, bad faith, negligence, or reckless disregard on the part of Advisor of its duties or obligations under this Agreement, Advisor shall not be subject to any liability to Subadvisor for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; provided, however, that nothing herein shall relieve Advisor or Subadvisor from any of their respective obligations under applicable law, including without limitation, federal and state securities laws and the CEA.

(b)

Indemnification.  Subadvisor shall indemnify Advisor and its respective officers, directors and “controlling persons” (within the meaning of Section 2(a)(9) of the 1940 Act), for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of Subadvisor’s willful misfeasance, bad faith, negligence, or reckless disregard of its duties or obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA.  Advisor shall indemnify Subadvisor and its respective managing members, officers, directors and “controlling persons” (within the meaning of Section 2(a)(9) of the 1940 Act) for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of Advisor’s willful misfeasance, bad faith, negligence, or reckless disregard of its duties or obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA.

13.

Duration and Termination.

(a)

Duration.  This Agreement shall begin with respect to a Fund after it has been approved in accordance with the requirements of the 1940 Act and the Exhibit relating to such Fund has been executed by Advisor and Subadvisor and shall continue in effect for two years from its effective date and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuation  shall be specifically approved at least annually (i) by the vote of a majority of the Board, including a majority of the directors who are not parties to this Agreement or “interested persons” (as that phrase is defined in Section 2(a)(19) the 1940 Act) of any such party, cast in person at a meeting called for that purpose or (ii) by the vote of a majority of the outstanding “voting securities” (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of the Fund.

(b)

Termination.  Notwithstanding anything to the contrary provided herein, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:  (i) by the vote of a majority of the Board, by the vote of a majority of the outstanding voting securities of such Fund or by Advisor, in each case upon not more than 60 days’ written notice; or (ii) by Subadvisor upon not less than 120 days’ written notice to Advisor, the

9

Corporation, and such Fund.  This Agreement shall also terminate automatically in the event of its “assignment” (as defined in Section 2(a)(4) of the 1940 Act) or upon the termination of the Advisory Agreement.

14.

Amendment.  This Agreement may be amended with respect to a Fund by the mutual consent of the parties, provided that the terms of each such amendment shall be approved by (i) the affirmative vote of a majority of the Board cast in person at a meeting called for that purpose, including a majority of directors who are not “interested persons” of such Fund or Advisor, and (ii) if necessary, by a vote of a majority of the outstanding “voting securities” (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of such Fund.

15.

Confidentiality.

(a)

Subject to the duties of the parties to comply with applicable laws, including any demand of any regulatory or taxing authority having jurisdiction or under compulsory process of law, each party shall treat as confidential all non-public information pertaining to the Funds and the actions of Subadvisor, Advisor and the Corporation in respect thereof.  Subadvisor agrees to adhere to the privacy policies adopted by the Corporation pursuant to Regulation S-P under the Gramm-Leach-Bliley Act.  Subadvisor has adopted, implemented and agrees to maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of, records and information relating to a Fund’s shareholders in compliance with Regulation S-P.  Subadvisor will not share any nonpublic personal information concerning a Fund’s shareholders with any other party except as necessary for the performance of duties under this Agreement or as required by law or allowed under one of the exceptions set forth in Regulation S-P.

(b)

In addition to the obligations set out in Section 15(a), each party shall treat as confidential all Confidential Information of the other (as that term is defined below) and use such information only in furtherance of the purposes of this Agreement.  Each party shall limit access to the Confidential Information to its affiliates, officers, directors, employees, advisers, auditors and the Fund’s service providers who reasonably require access to such Confidential Information, and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information.  For purposes of this Agreement, Confidential Information shall include all non-public business and financial information, methods, plans, techniques, processes, research, documents and trade secrets of a party.  Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was known to the applicable party at the time of the disclosure.

16.

Notice.  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt or by electronic transmission, to the parties at their principal places of business, which may from time to time be changed by the parties by notice to the other party.  As of the date of this Agreement, the addresses of the parties are:

10

Advisor:

Robert W. Baird & Co. Incorporated
Attention: General Counsel
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
Fax: (414) 298-7800

Subadvisor:

Baird Kailash Group, LLC
Attention: Co-President
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Fax:  414-298-7800

17.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the United States and the internal laws of the State of Wisconsin, without giving effect to conflicts of laws principles; provided, however, that nothing herein shall be construed in a manner that is inconsistent with the 1940 Act, Advisors Act or the rules and regulations promulgated with respect to such respective Acts.

18.

Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

19.

Third Party Rights.  In addition to the parties hereto, this Agreement is intended to be for the benefit of the Corporation, which is intended to be a third-party beneficiary hereunder and may, as such, exercise such rights as if it were Advisor.  With the exception of such parties, no other party shall have any rights hereunder.

20.

Severability.  If any provision of this Agreement is held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

21.

Miscellaneous.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof.  Specifically, as used in this Agreement, “investment company,” “affiliated person,” “interested person,” “assignment,” “broker,” “dealer” and “affirmative vote of the majority of the Fund’s outstanding voting securities” shall all have such meaning as such terms have in the 1940 Act.  In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

22.

Sole Agreement.  This Agreement represents the entire agreement and understanding between the parties and sets forth the rights, duties and obligations of each party

11

to the other as of its date.  Any prior agreements, understandings and representations relating to the subject matter of this Agreement are incorporated herein.

[Signature Page Follows]

12

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ROBERT W. BAIRD & CO. INCORPORATED

on behalf of the Baird LargeCap Fund

By:

____________________________________

Name:

Title:

BAIRD KAILASH GROUP, LLC

By:

___________________________________

Name:

Title:

13

EXHIBIT A

to the

Subadvisory Agreement

BAIRD LARGECAP FUND

(a)

The Subadvisory Fee shall be equal to an annual rate of 0.45% of the average daily net assets of the Fund.

(b)

Notwithstanding Paragraph (a), above, to the extent Advisor waives a portion of its advisory fee pursuant to an expense cap/reimbursement agreement between Advisor and the Corporation, on behalf of the Fund (the “Expense Cap Agreement”), the Subadvisory Fee shall be calculated on a pro rata basis according to the amount of the net advisory fee retained by Advisor.

(c)

Notwithstanding Paragraphs (a) and (b), above, if, pursuant to the Expense Cap Agreement the Advisor is required to (i) waive its entire advisory fee or (ii) reimburse Fund expenses, no Subadvisory Fee shall be payable hereunder until such time as the Advisor has recovered all reimbursed Fund expenses.

Executed as of this ____ day of ____________________, 2013.

THE ADVISOR:

ROBERT W. BAIRD & CO. INCORPORATED

By:

____________________________________

SUBADVISOR:

BAIRD KAILASH GROUP, LLC

By:

_____________________________________

BAIRD FUNDS, INC.

BAIRD LARGECAP FUND

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

This proxy is solicited on behalf of the Board of Directors of Baird Funds, Inc. (the “Company”).  The undersigned hereby appoints Mary Ellen Stanek and Dominick Zarcone, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Company to be held at 777 East Wisconsin Avenue, 29th Floor, Milwaukee, Wisconsin, on Friday, December 20, 2013, at 8:00 a.m., Central Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

This proxy is solicited by the Board of Directors of Baird Funds, Inc., which unanimously recommends that you vote FOR each Proposal.  Please vote by checking the appropriate box.

		For	Against	Abstain
1.	To approve a new investment advisory agreement between the Company and Robert W. Baird & Co. Incorporated (the “Advisor”).	☐	☐	☐
2.	To approve a new subadvisory agreement between the Advisor and Baird Kailash Group, LLC.	☐	☐	☐
3.	To approve an amendment to the Fund’s investment objective.	☐	☐	☐

In their discretion, the named proxies may vote and otherwise represent the shareholder(s) on such other business as may properly come before the meeting, or any adjournment or postponement thereof.

The votes entitled to be cast by the undersigned will be cast as instructed above.  If this proxy is executed, but no instruction is given, the votes will be cast “FOR” each of the above proposals and in the discretion of the above-named proxies on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

DATE:                                                                                            , 2013.

NOTE:  Please date and sign exactly as your name appears on the records of the Company.  If joint owners, each holder should sign this proxy.  When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title.

Signature(s)

(Title(s), if applicable)

Your vote is important.  If you do not expect to attend the meeting, please complete and return this proxy card promptly in the enclosed postage-paid envelope or vote via the Internet or by telephone.  Your prompt voting by proxy will help assure a quorum at the meeting.  Voting by proxy will not prevent you from personally casting your votes at the meeting.  You may revoke your proxy before it is exercised at the meeting by submitting to the Secretary of the Company a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.